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                           WAIVER AND AMENDMENT NO. 6

                                       TO

                           LOAN AND SECURITY AGREEMENT

         THIS WAIVER AND AMENDMENT NO. 6 ("Amendment") is entered into as of November 2, 1999, by and among Let's Talk Cellular & Wireless, Inc., a corporation organized under the laws of the State of Florida ("LTC"), Telephone Warehouse, Inc., a corporation organized under the laws of the State of Delaware ("TWI"), National Cellular, Incorporated, a corporation organized under the laws of the State of Texas ("NCI"), Cellular USA, a corporation organized under the laws of the State of Nevada ("USA") and Sosebee Enterprises, Inc., a corporation organized under the laws of the State of Georgia ("SEI") (LTC, TWI, NCI, USA and SEI, each a "Borrower" and jointly and severally, the "Borrowers"), the undersigned financial institutions (each, a "Lender" and collectively, the "Lenders") and The Chase Manhattan Bank, a corporation organized under the laws of the State of New York ("Chase") as agent for Lenders (Chase in such capacity, the "Agent").

                                   BACKGROUND
                                   ----------

         Borrowers, Agent and Lenders are parties to a Loan and Security Agreement dated as of April 2, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

         Borrowers have requested that Agent and Lenders amend certain provisions of the Loan Agreement and waive certain financial covenant defaults that have occurred and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. AMENDMENTS TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

                  (a) Section 1.2 of the Loan Agreement is hereby amended as follows:

                           (i) the following defined terms are added in their
appropriate alphabetical order:

                  "AMENDMENT NO. 6" shall mean Amendment No. 6 to this Agreement dated as of November 2, 1999.


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                  "AMENDMENT NO. 6 EFFECTIVE DATE" shall mean the date on which all of the conditions precedent contained in Section 3 of Amendment No. 6 shall have been satisfied.

                           (ii) the definition of "Commitment Percentage" is
hereby amended in its entirety to provide as follows:

                  "COMMITMENT PERCENTAGE" of any Lender shall mean 25% for each Lender, in each case as the same may be adjusted upon any assignment by a Lender pursuant to Section 16.3(b) hereof.

                           (iii) the definition of Earnings Before Interest and
Taxes is hereby amended in its entirety to read as follows:

                           "EARNINGS BEFORE INTEREST AND TAXES" shall mean for any period the sum of (i) net income (or loss of Borrowers on a Consolidated Basis for such period, PLUS (ii) all interest expense of Borrowers on a Consolidated Basis for such period, PLUS (iii) all charges against the income of Borrowers on a Consolidated Basis for such period for federal, state and local taxes.

                           (iv) the definition of "Maximum Revolving Advance
Amount" is hereby amended by deleting clauses (a) and (b) and inserting the following in their place and stead: "(a) $23,500,000 from the Amendment No. 6 Effective Date through and including December 30, 1999, (b) $22,000,000 from December 31, 1999 through and including January 30, 2000, (c) $20,000,000 from January 31, 2000 through and including February 27, 2000, (d) $18,000,000 from February 28, 2000 through and including March 30, 2000 and (e) $13,500,000 from and after March 31, 2000."

                           (v) the definition of "Required Lenders" is hereby
amended by (a) deleting "Cumulative Commitment Percentages" wherever it appears and inserting "Commitment Percentages" in its place and stead and (b) deleting "sixty six and two thirds (66 2/3%) percent" and inserting "fifty one (51%) percent" in its place and stead.

                  (b) Section 2.1(y) of the Loan Agreement is hereby amended (a) deleting "MINUS" after subclause (ii) and inserting the following in its place and stead:

                           "PLUS

                           (iii) up to $3,000,000 for the period commencing on
November 2, 1999 and ending December 1, 1999;

                           MINUS"

                  and (b) renumbering subclause (iii) as subclause (iv).




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                  (c) Section 2.10(a)(iv) is hereby amended by (i) deleting
"$3,000,000" and inserting "$5,000,000" in its place and stead and (ii) by deleting the last sentence thereof and inserting the following in its place and stead:

                          "Such repayment shall be applied first, to the outstanding principal installments of the Term Loan in the inverse order of maturity and second, to the remaining Advances in such order as Agent may determine, subject to Borrowers' ability to reborrow Revolving Advances in accordance with the terms hereof."

                  (d) Section 7.19(ii) is hereby renumbered as subclause (iii) and a new subclause (ii) is hereby added as follows:

                           "(ii) to be less than (a) .65 to 1.00 at October 31,
1999, (b) .67 to 1.00 at January 31, 2000, (c) .69 to 1.00 at April 30, 2000 and
(d) .98 to 1.00 at July 31, 2000, in each case with respect to the immediately preceding four fiscal quarter period (ending on the last day of such fiscal quarters) and"

                  (e) Section 7.21(ii) is hereby renumbered as subclause (iii) and the reference to October 31, 1999 is hereby changed to October 31, 2000 and a new subclause (ii) is hereby added to read as follows:

                           "(ii) to be more than 6.16 to 1.00 at October 31,
1999, (b) 5.50 to 1.00 at January 31, 2000, (C) 5.61 to 1.00 at April 30, 2000
and (d) 3.08 to 1.00 at July 31, 2000, in each case with respect to the immediately preceding four fiscal quarter period (ending on the last day of such fiscal quarter), and"

                  (f) Each Lender's Commitment Percentage shall be amended to read as set forth below its signature to Amendment No. 6.

         3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) four (4) copies of this Amendment executed by each Borrower and each Lender, (ii) a non-refundable structuring fee for benefit of all Lenders in the amount of $175,000, (iii) a non-refundable amendment fee for the benefit of all Lenders of $75,000, (iv) payment of all fees specified in the Fee Letter dated as of October 28, 1999, among Borrowers and Agent, in accordance with term sheets, (v) Guaranty duly executed by HIG in form and substance satisfactory to Agent evidencing HIG's guarantee of the Obligations in a maximum amount of $1,000,000, (v) Warrants for each Lender in form and substance satisfactory to Agent representing Lenders' rights to purchase Capital Stock of LTC in an aggregate amount equal to 6% of the Capital Stock of LTC containing such terms and conditions as shall be acceptable to Agent, (vi) original stock certificates and stock powers representing all shares of Capital Stock of LetsTalk.com owned by LTC, (vii) four (4) copies of a duly executed Subordination Agreement from Guarantor in form and substance satisfactory to Agent and (viii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent, Lenders or their counsel, each of which shall be in form and substance satisfactory to Agent, Lenders and their counsel.

         4. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant as follows:



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                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                  (d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

         5.       EFFECT ON THE LOAN AGREEMENT.

                  (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         6. ADDITIONAL AGREEMENTS. In the event that Borrowers shall permanently reduce the outstanding Revolving Advances and the Maximum Revolving Advance Amount by at least $5,000,000 on or before December 2, 1999, LTC shall have the right to reduce the aggregate amount of Warrants issued to the Lenders to 5% of the outstanding Capital Stock of LTC.

         7. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.





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         9. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                              LET'S TALK CELLULAR & WIRELESS, INC.

                              By: /s/ Daniel Cammarata
                                 ----------------------------------
                                 Name:  Daniel Cammarata
                                 Title: CFO

                              TELEPHONE WAREHOUSE, INC.

                              By: /s/ Daniel Cammarata
                                 ----------------------------------
                                 Name:  Daniel Cammarata
                                 Title: CFO

                              NATIONAL CELLULAR INCORPORATED

                              By: /s/ Daniel Cammarata
                                 ----------------------------------
                                 Name:  Daniel Cammarata
                                 Title: CFO

                              CELLULAR USA

                              By: /s/ Daniel Cammarata
                                 ----------------------------------
                                 Name:  Daniel Cammarata
                                 Title: CFO

                              SOSEBEE ENTERPRISES, INC.

                              By: /s/ Daniel Cammarata
                                 ----------------------------------
                                 Name:  Daniel Cammarata
                                 Title: CFO


                    (Signatures Continued On Following Page)




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                              THE CHASE MANHATTAN BANK, as Agent and a
                              Lender


                              By: /s/ Paula C. Cummings
                                 ----------------------------------
                                   Name:  Paula C. Cummings
                                   Title: Vice President

                              Commitment Percentage: 25%

                              NATIONSBANK, N.A., Lender


                              By: /s/ Oscar A. Bruni, Jr.
                                 ----------------------------------
                                   Name:  Oscar A. Bruni, Jr.
                                   Title: Vice President

                              Commitment Percentage: 25%

                              IBJ WHITEHALL BANK & TRUST COMPANY, Lender

                              By: /s/ Patricia G. McCormack
                                 ----------------------------------
                                   Name:  Patricia G. McCormack
                                   Title: Director

                              Commitment Percentage: 25%

                              MERRILL LYNCH BUSINESS FINANCIAL
                              SERVICES, Lender


                              By: /s/ Hugh E. Johnson
                                 ----------------------------------
                                 Name:  Hugh E. Johnson
                                 Title: Vice President

                              Commitment Percentage: 25%







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